                                                                    Exhibit 2.4


                          ADDENDUM TO ESCROW AGREEMENT

Reference is made to the Escrow Agreement as of May 5, 1998, between

A. Marine Shuttle Operations, Inc. (formerly Geoteck International, Inc.), a Nevada corporation

B.       1.       Spax Holding AS
         2.       Aasens Trykkerier AS
         3.       Arne Martinsen
         4.       Birger Holten
         5.       Jochen Schene
         6.       Frank Samuels
         7.       Jurgen Ternieden
         8.       Thyssen Stahlunion GmbH
         9.       Thor Stang
         10.      Norsk SMB Invest 1 AS
         11.      Norsk SMB Invest 2 AS
         12.      Norsk SMB Invest 3 AS
         13.      Norsk SMB Invest 4 AS
         14.      Einar Nistad/Nordas Invest AS
         15.      Inger Egeberg Sogstad
         16.      Erik Staumo
         17.      Knut Rygh
         18.      Georg Tidemann-Andersen
         19.      Arvid Kolle
         20.      AS Ineta
         21.      Concordia Capo
         22.      Concordia Foss
         23.      Concordia Star
         24.      Einar Myklebust
         25.      Erik Kristen-Johanssen
         26.      Gunnar Greibrokk
         27.      Gunnar Jorgensen


         28.      Hannestad Mek
         29.      Jan Krohn-Hansen
         30.      Jens Holtung
         31.      Johnco AS
         32.      Johs Owren
         33.      Jon Fosse
         34.      Karlander Invest AS
         35.      Maria Hareide
         36.      Nistad Finans og Eiendom AS
         37.      Ole-Johan Olsen
         38.      Rolf Ness
         39.      Sigfred Lyngoy
         40.      Terje Rosjo
         41.      Trade Invest AS
         42.      Zaco AS, and

C.       Glad Arno Meyer & Co.

(the "Escrow Agreement"). All capitalized terms used and not defined herein will have the meanings assigned to such terms in the Escrow Agreement.

The Escrow Agreement is hereby amended in the following respects:

         Section 3, paragraph 2:

         Prior to or on November 16, 1998, MSO Inc. will cause the shares underlying the Regulation S Certificates to be registered under the Securities Act of 1933, as amended.

         Section 4. lit b):

         If by the close of business (Oslo time) on November 16, 1998, 6:00 o'clock p.m., Escrow Agent has not received the notice specified in
         Section 4. lit. a) of the Escrow Agreement, then Escrow Agent shall return to each OSAS Stockholder the OSAS Stock deposited by such

         OSAS Stockholder and return to MSO Inc. the Regulation S Certificates deposited by MSO Inc.

With the exception of the foregoing modifications to the Escrow Agreement, the terms of the Escrow Agreement remain unchanged and in full force and effect.

Executed as of September 2, 1998.

A. Marine Shuttle Operations, Inc.

By:      /s/ Franz Eder
   -------------------------------------
         Name: Franz Eder
         Title: President

B. OSAS Stockholders

SPAX Holding AS

By:      /s/ Tom Tidemann
   ------------------------------------
         Name: Tom Tidemann (acc. to power of attorney)
         Title:

Aasens Trykkerier AS

By:      /s/
   ------------------------------------
         Name:
         Title:

      /s/ Arne Martinsen
--------------------------------------
Arne Martinsen

     /s/ Birger Holten
--------------------------------------
Birger Holten

    /s/ Joachim Schene
--------------------------------------
Joachim Schene

   /s/ Frank Samuels
--------------------------------------
Frank Samuels

   /s/ Jurgen Ternieden
--------------------------------------
Jurgen Ternieden


Thyssen Stahlunion GmbH

By:   /s/
   -----------------------------------
         Name:
         Title:

   /s/ Thor Stang
--------------------------------------
Thor Stang


Norsk SMB Invest 1 AS

By:   /s/
   ----------------------------------
         Name:
         Title:

Norsk SMB Invest 2 AS

By:   /s/
   ---------------------------------
         Name:
         Title:


Norsk SMB Invest 3 AS

By:  /s/
   --------------------------------
         Name:
         Title:


Norsk SMB Invest 4 AS

By:  /s/
   -------------------------------
         Name:
         Title:


EinarNistad/Nordas Invest AS

By:  /s/
   ------------------------------
         Name:
         Title:

   /s/ Inger Egeberg Sogstad
--------------------------------------
Inger Egeberg Sogstad

   /s/ Erik Staumo
--------------------------------------
Erik Staumo

   /s/ Knut Rygh
--------------------------------------
Knut Rygh

   /s/ Georg Tidemann-Andersen
--------------------------------------
Georg Tidemann-Andersen

   /s/ Arvid Kolle
--------------------------------------
Arvid Kolle

   /s/ AS Ineta
--------------------------------------
AS Ineta


Concordia Capo

By:   /s/
   ----------------------------------
         Name:
         Title:


Concordia Foss

By:  /s/
   ----------------------------------
         Name:
         Title:

Concordia Star


By:  /s/
   ----------------------------------
         Name:
         Title:

   /s/ Einar Myklebust
--------------------------------------
Einar Myklebust

   /s/ Erik Kristen-Johanssen
--------------------------------------
Erik Kristen-Johanssen

   /s/ Gunnar Greibrokk
--------------------------------------
Gunnar Greibrokk

   /s/ Gunnar Jorgensen
--------------------------------------
Gunnar Jorgensen

   /s/ Hannestad Mek
--------------------------------------
Hannestad Mek

   /s/ Jan Krohn-Hansen

--------------------------------------
Jan Krohn-Hansen

   /s/ Jens Holtung
--------------------------------------
Jens Holtung

   /s/ Johnco AS
--------------------------------------
Johnco AS

   /s/ Johs Owren
--------------------------------------
Johs Owren

  /s/ Jon Fosse
--------------------------------------
Jon Fosse


Karlander Invest AS

By:  /s/
   ----------------------------------
         Name:
         Title:

   /s/ Maria Hareide
--------------------------------------
Maria Hareide


Nistad Finans og Eiendom AS

By:  /s/
   ----------------------------------
         Name:
         Title:

   /s/ Ole-Johan Olsen
--------------------------------------
Ole-Johan Olsen

   /s/ Rolf Ness
--------------------------------------
Rolf Ness

   /s/ Sigfred Lyng0y
--------------------------------------
Sigfred Lyng0y

   /s/ Terje R0sj0
--------------------------------------
Terje R0sj0


Trade Invest AS

By:  /s/
   ----------------------------------
         Name:
         Title:


Zaco AS

By:  /s/
   ----------------------------------
         Name:
         Title:


C. Glad, Arn0, Meyer & Co.

By:  /s/ Cato Myhre
   ----------------------------------
         Name: Cato Myhre

                       SECOND ADDENDUM TO ESCROW AGREEMENT


Reference is made to the Escrow Agreement (the "Loan Agreement") as of May 5, 1998, and the Addendum to Escrow Agreement as of September 2, 1998 (the "First Addendum") between


A. Marine Shuttle Operations, Inc. (formerly Geoteck International, Inc.), a Nevada corporation

and



B.       1.       Spax Holding AS
         2.       Aasens Trykkerier AS
         3.       Arne Martinsen
         4.       Birger Holten
         5.       Jochen Schene
         6.       Frank Samuels
         7.       Jurgen Ternieden
         8.       Thyssen Stahlunion GmbH
         9.       Thor Stang
         10.      Norsk SMB Invest 1 AS
         11.      Norsk SMB Invest 2 AS
         12.      Norsk SMB Invest 3 AS
         13.      Norsk SMB Invest 4 AS
         14.      Einar Nistad/Nordas Invest AS
         15.      Inger Egeberg Sogstad
         16.      Erik Staumo
         17.      Knut Rygh
         18.      Georg Tidemann-Andersen
         19.      Arvid Kolle
         20.      AS Ineta
         21.      Concordia Capo
         22.      Concordia Foss
         23.      Concordia Star
         24.      Einar Myklebust
         25.      Erik Kristen-Johanssen
         26.      Gunnar Greibrokk




         27.      Gunnar Jorgensen
         28.      Hannestad Mek
         29.      Jan Krohn-Hansen
         30.      Jens Holtung
         31.      Johnco AS
         32.      Johs Owren
         33.      Jon Fosse
         34.      Karlander Invest AS
         35.      Maria Hareide
         36.      Nistad Finans og Eiendom AS
         37.      Ole-Johan Olsen
         38.      Rolf Ness
         39.      Sigfred Lyngoy
         40.      Terje Rosjo
         41.      Trade Invest AS
         42.      Zaco AS, and



(individually, a "OSAS Stockholder" and collectively, the "OSAS Stockholders"). and


C.       Glad Arno Meyer & Co. (the "Escrow Agent").

All capitalized terms used and not defined herein will have the meanings assigned to such terms in the Escrow Agreement and the First Addendum.

The Escrow Agreement and the First Addendum is hereby amended in the following respects:

         Section 3, paragraph 2:

         Prior to or on December 15, 1998, MSO Inc. will cause the shares underlying the Regulation S Certificates to be registered under the Securities Act of 1933, as amended.

         Section 4. lit b):

         If by the close of business (Oslo time) on December 15, 1998, 6:00 o'clock p.m., Escrow Agent has not received the notice specified in
         Section 4. lit. a) of the Escrow Agreement, then Escrow Agent shall return to each OSAS Stockholder the OSAS Stock deposited by such OSAS Stockholder and return to MSO Inc. the Regulation S Certificates deposited by MSO Inc.

With the exception of the foregoing modifications to the Escrow Agreement and the First Addendum, the terms of the Escrow Agreement and the First Addendum remain unchanged and in full force and effect.

Executed as of September 28, 1998.

A. Marine Shuttle Operations, Inc.

By:
    -----------------------
     Name: Franz Eder
     Title: President

B. OSAS Stockholders

SPAX Holding AS

By:
    -----------------------
     Name:
     Title:

Aasens Trykkerier AS

By:
    -----------------------
     Name:
     Title:

----------------
Arne Martinsen


----------------
Birger Holten


----------------
Joachim Schene


----------------
Frank Samuels


----------------
Jurgen Ternieden


Thyssen Stahlunion GmbH

By:
    -----------------------
     Name:
     Title:


----------------
Thor Stang

Norsk SMB Invest 1 AS

By:
    -----------------------
     Name:
     Title:

Norsk SMB Invest 2 AS

By:
    -----------------------
     Name:
     Title:


Norsk SMB Invest 3 AS

By:
    -----------------------
     Name:
     Title:


Norsk SMB Invest 4 AS

By:
    -----------------------
     Name:
     Title:


EinarNistad/Nordas Invest AS

By:
    -----------------------
     Name:
     Title:


------------------
Inger Egeberg Sogstad

----------------
Erik Staumo


----------------
Knut Rygh


-----------------------
Georg Tidemann-Andersen


------------------
Arvid Kolle


------------------
AS Ineta

Concordia Capo

By:
    -----------------------
     Name:
     Title:


Concordia Foss

By:
    -----------------------
     Name:
     Title:

Concordia Star

By:
    -----------------------
     Name:
     Title:


------------------
Einar Myklebust


-------------------
Erik Kristen-Johanssen


------------------
Gunnar Greibrokk


-----------------
Gunnar Jorgensen


-----------------
Hannestad Mek


------------------
Jan Krohn-Hansen


------------------
Jens Holtung


-----------------
Johnco AS

-----------------
Johs Owren


-----------------
Jon Fosse


Karlander Invest AS


By:
    -----------------------
     Name:
     Title:


-----------------
Maria Hareide

Nistad Finans og Eiendom AS

By:
    -----------------------
     Name:
     Title:


-----------------
Ole-Johan Olsen


-----------------
Rolf Ness


-----------------
Sigfred Lyngoy

-----------------
Terje Rosjo


Trade Invest AS

By:
    -----------------------
     Name:
     Title:

Zaco AS

By:
    -----------------------
     Name:
     Title:



C. Glad, Arno, Meyer & Co.

By:
    -----------------------
     Name: Cato Myhre